SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                                Form 8-K

          Current Report Pursuant to Section 13 or 15 (d) of
                     The Securities Act of 1934

Date of Report (Date of earliest event reported)    December 29, 1998


                         COVEST BANCSHARES, INC.

                        --------------------------

        (Exact name of registrant as specified in its charter)

          DELAWARE              0-20160            36-3820609
          --------              -------            ----------

     (State or other       (Commission File         (I.R.S.
   Employer Jurisdiction    Number)                 Identification
   No.)                                             No.)


           749 Lee Street, Des Plaines, Illinois    60016
         --------------------------------------------------
        (address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (847) 294-6500










Item 5.  OTHER EVENTS

On Tuesday, December 29, 1998, the Company issued a press release announcing the completion of the Stock Repurchase Program dated
August 25, 1998.


Item 7.  EXHIBIT 99.1

Des Plaines, Illinois December 29, 1998 - - CoVest Bancshares, Inc. (Nasdaq:COVB) the holding company for CoVest Banc in Des Plaines, Illinois, announced the completion of the Stock Repurchase Program dated August 25, 1998. A total of 101,823 shares were repurchased at an average price of $13.32.

As of September 30, 1998, CoVest Bancshares, Inc. had consolidated assets of $581 million. The Bank operates full-service offices in Arlington Heights, Des Plaines and Schaumburg, and mortgage offices in Aurora and McHenry.

Contact:  Paul A. Larsen, Sr. Vice President & Treasurer of CoVest Bancshares,
Inc.   847-294-6500


                                SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 29, 1998            COVEST BANCSHARES, INC.

                                     By:/s/ Paul A. Larsen
                                         _______________________
                                         Paul A. Larsen
                                         Senior Vice President and
                                         Chief Financial Officer